                                                                      EXHIBIT 10







                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                            (ALL SALARIED EMPLOYEES)


                           Effective November 1, 2005
                           Supercedes November 1, 2004

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2005



                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.



                       II. PARTICIPATION AND MAXIMUM AWARD

         The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program




                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

  RANK                     PER SHARE RETURN*              PERCENTAGE OF AWARD
  ----                     -----------------              -------------------
Best (1st)                        $4.34                          100.0%
          2nd                     $4.28                           95.0%
          3rd                     $4.22                           90.0%
          4th                     $4.16                           85.0%
          5th                     $4.10                           80.0%
          6th                     $4.04                           75.0%
          7th                     $3.98                           70.0%
          8th                     $3.92                           65.0%
          9th                     $3.86                           60.0%
         10th                     $3.80                           55.0%
         11th                     $3.74                           50.0%
         12th                     $3.68                           45.0%
         13th                     $3.62                           40.0%
         14th                     $3.56                           35.0%
         15th                     $3.50                           30.0%
         16th                     $3.44                           25.0%
         17th                     $3.38                           20.0%
         18th                     $3.32                           15.0%
         19th                     $3.26                           10.0%
         20th                     $3.20                           5.0%



* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                  A   =    Gross Award
                  S   =    Base Salary (excluding bonus award payments and other
                           items of miscellaneous income) of the Participant
                           during that portion of the year in which he or she
                           was employed in a designated position.
                  P   =    Percentage of award earned based on above schedule
                  M   =    Percent of salary eligible to be earned as a bonus
                           based on EPS performance.

                  FORMULA

                                  S X P X M = A



      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

                              SANDERSON FARMS, INC.
                               Bonus Award Program


                                 VI. PARAMETERS

         This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

         1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         4. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                               (DIVISION MANAGERS)


                           Effective November 1, 2005
                           Supercedes November 1, 2004

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             as of November 1, 2005



                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.




                       II. PARTICIPATION AND MAXIMUM AWARD

         The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for the poultry division, and certain net income growth targets for managers in the foods division, all as described herein.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         A. EPS Bonus

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

    RANK                    PER SHARE RETURN*                PERCENTAGE OF AWARD
    ----                    -----------------                -------------------
Best (1st)                        $4.34                              100.0%
          2nd                     $4.28                               95.0%
          3rd                     $4.22                               90.0%
          4th                     $4.16                               85.0%
          5th                     $4.10                               80.0%
          6th                     $4.04                               75.0%
          7th                     $3.98                               70.0%
          8th                     $3.92                               65.0%
          9th                     $3.86                               60.0%
         10th                     $3.80                               55.0%
         11th                     $3.74                               50.0%
         12th                     $3.68                               45.0%
         13th                     $3.62                               40.0%
         14th                     $3.56                               35.0%
         15th                     $3.50                               30.0%
         16th                     $3.44                               25.0%
         17th                     $3.38                               20.0%
         18th                     $3.32                               15.0%
         19th                     $3.26                               10.0%
         20th                     $3.20                               5.0%




* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                  A   =    Gross Award
                  S   =    Base Salary (excluding bonus award payments and other
                           items of miscellaneous income) of the Participant
                           during that portion of the year in which he or she
                           was employed in a designated position.
                  P   =    Percentage of award earned based on above schedule
                  M   =    Percent of salary eligible to be earned as a bonus
                           based on EPS performance.
                  FORMULA

                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program


      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

                           B.  Performance Based Bonus

         All processing and production division managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (that is, "big bird debone" complexes (Laurel, Hammond, Hazlehurst and Collins) will be grouped and "tray pack" complexes (Texas, McComb and Georgia) will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report, net of bonus. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report, net of bonus.

         In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.

         These managers will be paid in accordance with the following schedules:

                                                                                                      CORPORATE
                                                                  ASSIGNED COMPLEX                   AGRI STATS
                              PERCENTAGE OF SALARY               OPERATIONS PROFIT                   BOTTOM LINE
                              ELIGIBLE TO BE EARNED                    REPORT                          REPORT
                                 AS BONUS BASED                      (PER HEAD)                      (PER HEAD)
                                 ON PERFORMANCE                    (PERCENTAGE OF                  (PERCENTAGE OF
                                     FACTORS                       AWARD EARNED)                    AWARD EARNED)
                              --------------------------------------------------------------------------------------
                                                           (BIG BIRD)          (TRAY PACK)
TARGET                                                    TOP4 PLACES          TOP 2 PLACES         TOP 3 PLACES
Prod. Div. Managers                    20%                    50%                  50%                   50%
Proc. Div. Managers                    20%                    50%                  50%                   50%
By-Products Div.  Mgr.                 20%                                                              100%

HIGH AVERAGE                                            PLACES 5 THRU 7       PLACES 3 AND 4       PLACES 4 AND 5
Prod. Div. Managers                    20%                   33.3%                33.3%                 33.3%
Proc. Div. Managers                    20%                   33.3%                33.3%                 33.3%
By-Products Div. Mgr.                  20%                                                             66.67%

LOW AVERAGE                                             PLACES 8 THRU 11         PLACE 5           PLACES 6 AND 7
Prod. Div. Managers                    20%                   16.7%                16.7%                 16.7%
Proc. Div. Managers                    20%                   16.7%                16.7%                 16.7%
By-Products Div. Mgr.                  20%                                                              33.3%




         The division manager at the Foods Division will receive a bonus based in part upon the Company's earnings per share performance as described on page 5 of this plan, and in part based on the Foods Division's performance as measured by "pre-tax operating income," and the Corporate Agri Stats Bottom Line Analysis, per head, report as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                          PERCENTAGE OF SALARY                               CORPORATE
                          ELIGIBLE TO BE EARNED         TARGET               AGRI STATS
                             AS BONUS BASED             PRE TAX              BOTTOM LINE
                             ON PERFORMANCE            OPERATING                REPORT
                                 FACTORS                INCOME               (PER HEAD)
                          -------------------------------------------------------------------
         TARGET                                      $14.7 MILLION           TOP 3 PLACES
Division Mgr. Foods                20%                    80%                     10%

        AVERAGE                                      $12.6 MILLION          PLACES 4 AND 5
Division Mgr. Foods                20%                   53.33%                  6.67%

          LOW                                        $10.5 MILLION          PLACES 6 AND 7
Division Mgr. Foods                20%                   26.67%                  3.33%

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:


                  A   =    Gross Award
                  S   =    Salary (excluding bonus award payments and other
                           items of miscellaneous income) of the Participant
                           during that portion of the year in which he or she
                           was employed in a designated position.
                  P   =    Percentage of award earned based on performance
                           factor
                  M   =    Percentage of salary eligible to be earned and paid
                           as a bonus on performance factor.

                  FORMULA

                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

         This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

         1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         4. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                              (EXECUTIVE COMMITTEE)


                           Effective November 1, 2005
                           Supercedes November 1, 2004

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2005



                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.


                       II. PARTICIPATION AND MAXIMUM AWARD

         The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

         The maximum bonus award achievable will vary depending on the employee's position in the Company.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                III. ELIGIBILITY

                         EMPLOYMENT/PARTICIPATION LEVEL

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than those management level employees specifically described in this program, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of such employees' bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of such employees' bonus will be determined by the Company's earnings per share performance, a portion of such employees' bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for the poultry division, and certain net income growth targets for managers in the foods division, all as described herein.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program


         V.  OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         A.   All salaried employees

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

     RANK                  PER SHARE RETURN*              PERCENTAGE OF AWARD
     ----                  -----------------              -------------------
Best (1st)                        $4.34                           100.0%
          2nd                     $4.28                            95.0%
          3rd                     $4.22                            90.0%
          4th                     $4.16                            85.0%
          5th                     $4.10                            80.0%
          6th                     $4.04                            75.0%
          7th                     $3.98                            70.0%
          8th                     $3.92                            65.0%
          9th                     $3.86                            60.0%
         10th                     $3.80                            55.0%
         11th                     $3.74                            50.0%
         12th                     $3.68                            45.0%
         13th                     $3.62                            40.0%
         14th                     $3.56                            35.0%
         15th                     $3.50                            30.0%
         16th                     $3.44                            25.0%
         17th                     $3.38                            20.0%
         18th                     $3.32                            15.0%
         19th                     $3.26                            10.0%
         20th                     $3.20                            5.0%





*Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                  A   =    Gross Award
                  S   =    Base Salary (excluding bonus award payments and other
                           items of miscellaneous income) of the Participant
                           during that portion of the year in which he or she
                           was employed in a designated position.
                  P   =    Percentage of award earned based on above schedule
                  M   =    Percent of salary eligible to be earned as a bonus
                           based on EPS performance.

                      FORMULA
                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program


      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      For all employees other than those specifically set forth below, the percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) is 25%. The management level employees set forth below shall be eligible to earn a bonus based on EPS performance equal to the percent of their salary as set forth below ("M" in the above formula):


      CEO                                             50%

      CFO,                                            50%
      COO/President                                   50%
      Dir.-Sales                                      35%
      Dir.-Production                                 35%
      Dir.-Processing                                 35%





           B.  Executive Committee

      Bonus awards under this Bonus Award Program for the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and President, Director of Marketing, Director of Production, Director of Processing, Director of Development, the Controller, the Director of Administration, the Director of Technical Services, the Director of Sales and the Chief Financial Analyst will be granted based on a combination of earnings per share performance and general corporate performance as measured against the Company's peers and competitors as reported by Agri Stats. For purposes of calculating bonuses awarded and paid to individuals in these positions based on operating performance, the corporate Agri Stats measure will be as reported in Agri Stats' "bottom line analysis, per head" report, net of bonus. Awards made to these individuals based on the operating performance factor will be as follows:

                                                 PERCENTAGE OF SALARY
                                                ELIGIBLE TO BE EARNED AS                   CORPORATE AGRI STATS
                                                   BONUS ON OPERATING                           BOTTOM LINE
                                                  PERFORMANCE FACTORS                         REPORT (PER HEAD)
                                                                                        (PERCENTAGE OF AWARD EARNED)
         TARGET                                                                                  TOP 3 PLACES
         CEO                                               50%                                        100%
         CFO, COO,                                         50%                                        100%
         Dir. Sales, Dir. Proc.                            35%                                        100%
         Dir.Prod.                                         35%                                        100%
         Controller, Dir. Admn.,                           25%                                        100%
         Dir.Tech Svcs.                                    25%                                        100%
         Dir. Devlop., Chief  Analyst                      25%                                        100%

         HIGH AVERAGE                                                                       PLACES FOUR AND FIVE
         CEO                                                50%                                    66 2/3%
         CFO, COO,                                          50%                                    66 2/3%
         Dir.-Sales,                                        35%                                    66 2/3%
         Dir.-Prod., Dir.-Proc.                             35%                                    66 2/3%
         Controller, Dir.-Admin.,                           25%                                    66 2/3%
         Dir-Tech Svcs.                                     25%                                    66 2/3%
         Dir. Develop.,Chief Analyst                        25%                                    66 2/3%

         LOW AVERAGE                                                                        PLACES SIX AND SEVEN

         CEO                                                50%                                    33 1/3%
         CFO, COO,                                          50%                                    33 1/3%
         Dir.-Sales,                                        35%                                    33 1/3%
         Dir.-Prod., Dir.-Proc.,                            35%                                    33 1/3%
         Controller, Dir.-Admin,                            25%                                    33 1/3%
         Dir-Tech Svcs.                                     25%                                    33 1/3%
         Dir. Develop.,Chief Analyst                        25%                                    33 1/3%


         In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:


                 A   =    Gross Award
                 S   =    Base Salary (excluding bonus award payments and other
                          items of miscellaneous income) of the Participant
                          during that portion of the year in which he or she
                          was employed in a designated position.
                 P   =    Percentage of award earned based on performance factor
                 M   =    Percentage of salary eligible to be earned and paid
                          as a bonus on performance factor.

                     FORMULA

                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program





                                 VI. PARAMETERS

         This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

         1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         4. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                (GENERAL OFFICE PERFORMANCE AWARDS PARTICIPANTS)


                           Effective November 1, 2005
                           Supercedes November 1, 2004

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2005



                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.





                       II. PARTICIPATION AND MAXIMUM AWARD

         The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program



                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program


                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion of your bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for managers in the poultry division, and based on certain net income growth targets for managers in the foods division, all as described herein.


         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V.  OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         A. EPS Performance

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

RANK                        PER SHARE RETURN*              PERCENTAGE OF AWARD
----                        -----------------              -------------------
Best (1st)                       $4.34                            100.0%
          2nd                    $4.28                             95.0%
          3rd                    $4.22                             90.0%
          4th                    $4.16                             85.0%
          5th                    $4.10                             80.0%
          6th                    $4.04                             75.0%
          7th                    $3.98                             70.0%
          8th                    $3.92                             65.0%
          9th                    $3.86                             60.0%
         10th                    $3.80                             55.0%
         11th                    $3.74                             50.0%
         12th                    $3.68                             45.0%
         13th                    $3.62                             40.0%
         14th                    $3.56                             35.0%
         15th                    $3.50                             30.0%
         16th                    $3.44                             25.0%
         17th                    $3.38                             20.0%
         18th                    $3.32                             15.0%
         19th                    $3.26                             10.0%
         20th                    $3.20                             5.0%



* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                  A   =    Gross Award
                  S   =    Base Salary (excluding bonus award payments and other
                           items of miscellaneous income) of the Participant
                           during that portion of the year in which he or she
                           was employed in a designated position.
                  P   =    Percentage of award earned based on above schedule
                  M   =    Percent of salary eligible to be earned as a bonus
                           based on EPS performance.
                      FORMULA
                                  S X P X M = A

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

           B.  Performance Based Bonus

      Bonus awards under this Bonus Award Program for the Nutritionist, Veterinarian, Assistant to Director of Live Production, Corporate Chill Pack Coordinator and Quality Assurance Manager will be granted based on a combination of earnings per share performance and general corporate performance as measured against the Company's peers and competitors as reported by Agri Stats. For purposes of calculating bonuses awarded and paid to individuals in these positions based on operating performance, the corporate Agri Stats measure will be as reported in Agri Stats' "bottom line analysis, per head, report." Awards made to these individuals based on the operating performance factor will be as follows:

                                 PERCENTAGE OF SALARY                        CORPORATE AGRI STATS
                               ELIGIBLE TO BE EARNED AS                           BOTTOM LINE
                                  BONUS ON OPERATING                            REPORT (PER HEAD)
                                  PERFORMANCE FACTORS                      (PERCENTAGE OF AWARD EARNED)

         TARGET                                                                   TOP THREE PLACES
         Corp. Processing Mgr.              20%                                          100%
         Corp. Production Mgr.              20%                                          100%
         Nutritionist                       15%                                          100%
         Veterinarian                       15%                                          100%
         Corp. Live Prod. Asst.             15%                                          100%
         Quality Assurance Mgr              15%                                          100%
         Corp. Maint. Mgr.                  15%                                          100%

         HIGH AVERAGE                                                           PLACES FOUR AND FIVE
         Corp. Processing Mgr.              20%                                       66 2/3%
         Corp. Production Mgr.              20%                                       66 2/3%
         Nutritionist                       15%                                       66 2/3%
         Veterinarian                       15%                                       66 2/3%
         Corp. Live Prod. Asst              15%                                       66 2/3%
         Quality Assurance Mgr              15%                                       66 2/3%
         Corp. Maint. Mgr.                  15%                                       66 2/3%

         LOW AVERAGE                                                           PLACES SIX AND SEVEN
         Corp. Processing Mgr.              20%                                       33 1/3%
         Corp. Production Mgr.              20%                                       33 1/3%
         Nutritionist                       15%                                       33 1/3%
         Veterinarian                       15%                                       33 1/3%
         Corp. Live Prod. Asst.             15%                                       33 1/3%
         Quality Assurance Mgr              15%                                       33 1/3%
         Corp. Maint. Mgr.                  15%                                       33 1/3%

         In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.

         All poultry sales managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (that is, "big bird debone" complexes (Laurel, Hammond, Hazlehurst and Collins) will be grouped and "tray pack" complexes (Georgia, Texas and McComb) will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operations profit analysis, per head" report.

         These managers will be paid in accordance with the following schedule:


                                      PERCENTAGE OF                                                   CORPORATE
                                         SALARY                    ASSIGNED COMPLEX                  AGRI STATS
                                     ELIGIBLE TO BE               OPERATIONS PROFIT                  BOTTOM LINE
                                         EARNED                         REPORT                         REPORT
                                     AS BONUS BASED             (PER HEAD) AGRI STATS                (PER HEAD)
                                     ON PERFORMANCE                 (PERCENTAGE OF                 (PERCENTAGE OF
                                         FACTORS                    AWARD EARNED)                   AWARD EARNED)
                                   ---------------------------------------------------------------------------------
                                                            (BIG BIRD)         (TRAY PACK)
TARGET                                                     TOP 4 PLACES        TOP 2 PLACES         TOP 3 PLACES
Manager Export Sales                       20%                  0%                  0%                 100.0%
Mgr. Debone/MDM Sales                      20%                 50%                 50%                   50%
Manager of Marketing                       15%                  0%                  0%                 100.0%
Corp. Export Sales Mgr.                    15%                  0%                  0%                 100.0%
Corp. Sales Managers                       15%                 50%                 50%                   50%
Corp. Debone Sales Cord.                   15%                 50%                 50%                   50%
Corp. Chill Pack Sales Cord.               15%                 50%                 50%                   50%

HIGH AVERAGE                                             PLACES 5 THRU 7      PLACES 3 AND 4       PLACES 4 AND 5
Manager Export Sales                       20%                  0%                  0%                 66.67%
Mgr. Debone/MDM Sales                      20%                33.3%               33.3%                 33.3%
Manager of Marketing                       15%                  0%                  0%                 66.67%
Corp. Export Sales Mgr.                    15%                  0%                  0%                 66.67%
Corp. Sales Managers                       15%                33.3%               33.3%                 33.3%
Corp. Debone Sales Cord.                   15%                33.3%               33.3%                 33.3%
Corp. Chill Pack Sales Cord.               15%                33.3%               33.3%                 33.3%

LOW AVERAGE                                              PLACES 8 THRU 11        PLACE 5           PLACES 6 AND 7
Manager Export Sales                       20%                  0%                  0%                  33.3%
Mgr. Debone/MDM Sales                      20%                16.7%               16.7%                 16.7%
Manager of Marketing                       15%                  0%                  0%                  33.3%
Corp. Export Sales Mgr                     15%                  0%                  0%                  33.3%
Corp. Sales Managers                       15%                16.7%               16.7%                 16.7%
Corp. Debone Sales Cord.                   15%                16.7%               16.7%                 16.7%
Corp. Chill Pack Sales Coed.               15%                16.7%               16.7%                 16.7%


         In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.

         The Foods Sales Managers and other Foods managers set forth below will receive a bonus based in part upon the Company's earnings per share performance as described on pages 5 and 6 of this plan, and in part based on the Foods Division's performance as measured by "pre-tax net operating income," and the Corporate Agri Stats Bottom Line Analysis, per head, report, as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                                        PERCENTAGE OF
                                       SALARY ELIGIBLE                          CORPORATE
                                         TO BE EARNED         TARGET            AGRI STATS
                                        AS BONUS BASED       PRE TAX           BOTTOM LINE
                                        ON PERFORMANCE      OPERATING             REPORT
                                           FACTORS            INCOME            (PER HEAD)
                                      ---------------------------------------------------------
               TARGET                                     $14.7 MILLION        TOP 3 PLACES
      Manager Foods Div. Sales               20%               65%                 10%
        Foods Sales Manager                  15%               65%                 10%
       Prod. Development Mgr.                10%               80%                 10%
   Research and Development Chef             10%               80%                 10%
    Products Application Manager             10%               65%                 10%

              AVERAGE                                     $12.6 MILLION       PLACES 4 AND 5
      Manager Foods Div. Sales               20%              43.33%              6.67%
        Foods Sales Manager                  15%              43.33%              6.67%
     Prod. Development Manager               10%              53.33%              6.67%
   Research and Development Chef             10%              53.33%              6.67%
    Products Application Manager             10%              43.33%              6.67%

                LOW                                       $10.5 MILLION       PLACES 6 AND 7
      Manager Food Div. Sales                20%              21.67%              3.33%
         Food Sales Manager                  15%              21.67%              3.33%
     Prod. Development Manager               10%              26.67%              3.33%
   Research and Development Chef             10%              26.67%              3.33%
    Products Application Manager             10%              21.67%              3.33%


         In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

                  A   =    Gross Award
                  S   =    Base Salary (excluding bonus award payments and other
                           items of miscellaneous income) of the Participant
                           during that portion of the year in which he or she
                           was employed in a designated position.
                  P   =    Percent age of award earned based on performance
                           factor
                  M   =    Percentage of salary eligible to be earned and
                           paid as a bonus on performance factor.

                                     FORMULA
                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program

                                 VI. PARAMETERS

         This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

         1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         4. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

        (PRODUCTION, PROCESSING AND FOODS PERFORMANCE AWARD PARTICIPANTS)


                           Effective November 1, 2005
                           Supercedes November 1, 2004

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2005



                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.





                      II. PARTICIPATION AND MAXIMUM AWARD

         The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program



                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program


                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. The earnings per share for purposes of computing the bonus awards, as set forth herein, shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion of your bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for poultry division managers, and based on certain net income growth targets for managers in the foods division, all as described herein.


         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program

         V.  OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         A. EPS Bonus

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. Net income shall be computed net of any bonuses awarded and net of any extraordinary, non recurring income items not related to the fiscal year's operations. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

RANK                          PER SHARE RETURN*               PERCENTAGE OF AWARD
----                          -----------------               -------------------
Best (1st)                         $4.34                              100.0%
          2nd                      $4.28                               95.0%
          3rd                      $4.22                               90.0%
          4th                      $4.16                               85.0%
          5th                      $4.10                               80.0%
          6th                      $4.04                               75.0%
          7th                      $3.98                               70.0%
          8th                      $3.92                               65.0%
          9th                      $3.86                               60.0%
         10th                      $3.80                               55.0%
         11th                      $3.74                               50.0%
         12th                      $3.68                               45.0%
         13th                      $3.62                               40.0%
         14th                      $3.56                               35.0%
         15th                      $3.50                               30.0%
         16th                      $3.44                               25.0%
         17th                      $3.38                               20.0%
         18th                      $3.32                               15.0%
         19th                      $3.26                               10.0%
         20th                      $3.20                               5.0%

* Net of bonus and net of extraordinary, non recurring income items not related to the fiscal year's operations. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

                  A   =    Gross Award
                  S   =    Base Salary (excluding bonus award payments and other
                           items of miscellaneous income) of the Participant
                           during that portion of the year in which he or she
                           was employed in a designated position.
                  P   =    Percentage of award earned based on above schedule
                  M   =    Percent of salary eligible to be earned as a bonus
                           based on EPS performance.
                           FORMULA

                                  S X P X M = A

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

    B.  Performance Based Bonus

         All production unit managers, processing shift managers, processing managers, packing managers and shipping/preprice managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (for example, "big bird debone" complexes (Laurel, Hammond, Hazlehurst and Collins) will be grouped and "tray pack" complexes (McComb, Collins and Georgia) will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report, net of bonus. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report, net of bonus.

         These managers will be paid in accordance with the following schedule:

                                                                                                      CORPORATE
                                                                  ASSIGNED COMPLEX                   AGRI STATS
                              PERCENTAGE OF SALARY               OPERATIONS PROFIT                   BOTTOM LINE
                              ELIGIBLE TO BE EARNED                    REPORT                          REPORT
                                 AS BONUS BASED                      (PER HEAD)                      (PER HEAD)
                                 ON PERFORMANCE                    (PERCENTAGE OF                  (PERCENTAGE OF
                                     FACTORS                       AWARD EARNED)                    AWARD EARNED)
                              -------------------------------------------------------------------------------------
                                                           (BIG BIRD)          (TRAY PACK)
TARGET                                                    TOP 4 PLACES         TOP 2 PLACES         TOP 3 PLACES
Prod. Unit Mgrs.                       10%                    50%                  50%                   50%
Proc. Plant Mgrs.                      10%                    50%                  50%                   50%
Proc. Shift Mgrs.                      10%                    50%                  50%                   50%
Processing Mgrs.                       10%                    50%                  50%                   50%
Packing Mgrs.                          10%                    50%                  50%                   50%
Ship/Preprice/Mgrs.                    10%                    50%                  50%                   50%

HIGH AVERAGE                                            PLACES 5 THRU 7       PLACES 3 AND 4       PLACES 4 AND 5
Prod. Unit Mgrs.                       10%                   33.3%                33.3%                 33.3%
Proc. Plant Mgrs.                      10%                   33.3%                33.3%                 33.3%
Proc. Shift Mgrs.                      10%                   33.3%                33.3%                 33.3%
Processing Mgrs.                       10%                   33.3%                33.3%                 33.3%
Packing Mgrs.                          10%                   33.3%                33.3%                 33.3%
Ship/Preprice/Mgrs.                    10%                   33.3%                33.3%                 33.3%

LOW AVERAGE                                             PLACES 8 THRU 11         PLACE 5           PLACES 6 AND 7
Prod. Unit Mgrs.                       10%                   16.7%                16.7%                 16.7%
Proc. Plant Mgrs.                      10%                   16.7%                16.7%                 16.7%
Proc. Shift Mgrs.                      10%                   16.7%                16.7%                 16.7%
Processing Mgrs.                       10%                   16.7%                16.7%                 16.7%
Packing Mgrs.                          10%                   16.7%                16.7%                 16.7%

         In the event of significant changes in the number of participants in any Agri Stats report, the Executive Committee may alter the places in each award category to reflect the changes in the number of participants.

         At the Foods Division, the Production Manager will receive a bonus based in part upon the Company's earnings per share performance as described on pages 5 and 6 of this plan, and in part based on the Foods Division's performance as measured by "pre-tax net operating income," and the Corporate Agri Stats Bottom Line Analysis, per head, report. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.


                                        PERCENTAGE OF         TARGET             CORPORATE
                                       SALARY ELIGIBLE       PRE TAX            AGRI STATS
                                         TO BE EARNED       OPERATING           BOTTOM LINE
                                        AS BONUS BASED        INCOME              REPORT
                                        ON PERFORMANCE                          (PER HEAD)
                                           FACTORS
TARGET                                                    $14.7 MILLION        TOP 3 PLACES
Production Manager                           10%               80%                  10%

AVERAGE                                                   $12.6 MILLION       PLACES 4 AND 5
Production Manager                           10%              53.33%               6.67%

LOW                                                       $10.5 MILLION       PLACES 6 AND 7
Production Manager                           10%              26.67%               3.33%



         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:


                 A   =    Gross Award
                 S   =    Base Salary (excluding bonus award payments and other
                          items of miscellaneous income) of the Participant
                          during that portion of the year in which he or
                          she was employed in a designated position.
                 P   =    Percentage of award earned based on performance factor
                 M   =    Percentage of salary eligible to be earned and paid
                          as a bonus on performance factor.

                 FORMULA

                                  S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program


                                 VI. PARAMETERS

         This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

         1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

         4. The per share return targets were calculated using 20,433,578 diluted shares. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.